UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 20, 2008

Greer Bancshares Incorporated

(Exact name of registrant as specified in its charter)

South Carolina

(State or other jurisdiction of incorporation)

000-33021	57-1126200
(Commission File Number)	(IRS Employer Identification No.)

1111 W. Poinsett Street, Greer, South Carolina	29650
(Address of principal executive offices)	(Zip Code)

(864) 877-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

In light of the negative current year earnings impact of a $7,935,000 write-down of a Fannie Mae preferred stock investment in the third quarter of 2008, the Board of Directors of Greer Bancshares on November 20, 2008 decided it to be in the best interest of the bank’s capital position to forego the payment of a dividend on its common stock in the fourth quarter of 2008. In a related matter, the Board previously authorized management to make application to the U.S. Treasury for additional capital under the TARP Capital Purchase Program, in an effort to appropriately bolster Tier 1 capital. The application was filed on November 13, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREER BANCSHARES INCORPORATED

By:	/s/ Kenneth M. Harper
Name:	Kenneth M. Harper
Title:	President and Chief Executive Officer

Dated: November 25, 2008